EQ ADVISORS TRUST

SUPPLEMENT DATED AUGUST 28, 2009 TO THE PROSPECTUS DATED MAY 27, 2009

This Supplement updates certain information contained in the Prospectus dated May 27, 2009 for the AXA Tactical Manager Portfolios of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about the investment strategy of AXA Tactical Manager 500 Portfolio II, AXA Tactical Manager 400 Portfolio II, AXA Tactical Manager 2000 Portfolio II, and AXA Tactical Manager International Portfolio II (each, a “Portfolio” and collectively, the AXA Tactical Manager Portfolios II).

Information About the Information Strategy of the AXA Tactical Manager Portfolios II

The AXA Tactical Manager Portfolios II commenced operations on August 28, 2009. During the initial start-up phase of each Portfolio, and any period during which the Manager determines that it would be impracticable or uneconomical for a Portfolio to invest its assets in accordance with its primary investment policies (e.g., the Portfolio does not have sufficient assets to buy all of the securities in a particular broad-based index and to manage those assets in an efficient manner), the Portfolio may pursue its investment strategy by investing in other passively managed portfolios managed by the Manager to the extent permitted by statute or regulation.